UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2010
Flagstar Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)
(248) 312-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Matters discussed in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties, including but not limited to the risk that, because of business, economic or market conditions or for any other reasons within or outside of the Company’s discretion, the Company may decide not to pursue the offerings, the offerings may not be consummated, stockholders do not provide the requisite approvals, or proceeds from the offerings are not used as disclosed. In addition to the risks and uncertainties identified above, reference is also made to other risks and uncertainties detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing risks and uncertainties are not exclusive.
Item 2.02 Results of Operations and Financial Condition
On October 27, 2010, the Company issued a press release regarding its results of operations and financial condition for the three and nine months ended September 30, 2010. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K. The Company will include final financial statements and additional analyses for the three and nine months ended September 30, 2010 as part of its Quarterly Report on Form 10-Q covering that period.
Item 7.01 Regulation FD Disclosure
On October 27, 2010, the Company held a quarterly conference call to review third quarter 2010 earnings and furnished a slide presentation to accompany the call. A copy of the slide presentation used by the Company on the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.
On October 27, 2010, the Company issued a press release announcing the commencement of underwritten public offerings of $380 million of the Company’s common stock and convertible preferred stock. A copy of the press release is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.
Item 8.01. Other Events.
On October 27, 2010, the Company issued a press release regarding its results of operations and financial condition for the three and nine months ended June 30, 2010. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
The Company also filed herewith supplemental disclosure regarding earnings drivers outlook and repurchase risk in the form of presentation slides as Exhibit 99.4 to this Current Report on Form 8-K, and such additional information is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press Release, dated October 27, 2010 regarding results of operations and financial condition

Exhibit No.	Exhibit Description

99.2	Flagstar Bancorp, Inc. Conference Call Presentation Slides — Third Quarter 2010 Financial Results

99.3	Press Release, dated October 27, 2010 regarding commencement of the underwritten public offering

99.4	Supplemental Disclosure

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.
Dated: October 27, 2010	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer